                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File No.'s 333-51269, 333-35997 and 333-58488.



San Francisco, California                                    ARTHUR ANDERSEN LLP
June 1, 2001